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		         UNITED STATES SECURITIES AND
                             EXCHANGE COMMISSION
			  Washington, D. C.   20549


				  FORM 8-K


			       CURRENT REPORT

		    Pursuant to Section 13 or 15(d) of
		   The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 10, 2004
						 ------------

Commission File Number 0-5544

			  OHIO CASUALTY CORPORATION
	   (Exact name of registrant as specified in its charter)

				    OHIO
       (State or other jurisdiction of incorporation or organization)

				 31-0783294
		    (I.R.S. Employer Identification No.)

		     9450 Seward Road, Fairfield, Ohio
		 (Address of principal executive offices)

				    45014
				 (Zip Code)


			       (513) 603-2400
		      (Registrant's telephone number)


			       Not Applicable
	(Former name or former address, if changed since last report)





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ITEM 5. Other Events
------

On May 10, 2004, Ohio Casualty Corporation (the "Corporation") issued a press release announcing a management reorganization. The Corporation appointed Elizabeth M. Riczko as President of Insurance Operations with Derrick D. Shannon succeeding Ms. Riczko as Senior Vice President of the Personal Lines Division. The Corporation also appointed Michael A. Winner as Executive Vice President and Chief Financial Officer, replacing Donald F. McKee.

A copy of the press release announcing these changes is attached hereto as
Exhibit 99.1 and hereby incorporated by reference. The press release is also posted on the Corporation's website at www.ocas.com.

Effective May 10, 2004, the Corporation entered into a separation agreement with Donald F. McKee, a copy of which is attached to as Exhibit 10.1 and hereby incorporated by reference.


Exhibit Index
-------------

   10.1 Separation agreement effective May 10, 2004, between Ohio Casualty Corporation and Donald F. McKee.

   99.1 Press release dated May 10, 2004 issued by Ohio Casualty Corporation and posted on its website at www.ocas.com.





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				  SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






					 OHIO CASUALTY CORPORATION
					 -------------------------
						(Registrant)








May 10, 2004                             /s/Debra K. Crane
					 ------------------------------
					 Debra K. Crane, Senior Vice
					 President, General Counsel and
					 Secretary






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